UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22874

THL CREDIT SENIOR LOAN FUND

(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor

New York, NY 10005

(Address of principal executive offices) (Zip code)

Stephanie Trell

100 Wall Street, 11th Floor

New York, NY 10005

(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (212) 701-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report
June 30, 2017
THL Credit
Senior Loan Fund
(NYSE: TSLF)
1-855-400-3927
www.fwcapitaladvisors.com/funds/tslf

THL Credit Senior Loan Fund
Manager Commentary (unaudited)June 30, 2017

Fellow Shareholders:
On behalf of the management teams of Four Wood Capital Advisors LLC (“FWCA”) and THL Credit Advisors LLC (“THL Credit”), I am pleased to share with you the performance highlights for THL Credit Senior Loan Fund (the “Fund”) for the six-month period ended June 30, 2017, along with market highlights for the same period.
First Half 2017 Market Overview
The U.S. Leveraged Loan Market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”)1, experienced positive returns for the first half of 2017, generating a total return of 1.96%2 over the six-month period. The market started to lose momentum towards the end of the period, as the loan market contended with a record pace of re-pricings. June 2017 had a slight negative monthly return of -0.06%2, and this was the loan market’s first negative month’s return since February 2016. Returns during the first half of the year were driven by lower-rated assets with smaller facility sizes. The average price of the Index remained flat from the end of 2016, beginning the year at $97.18 and ending June 30, 2017 at $97.193. Loan market performance is lagging 2016’s level due to lower interest rates overall.
The large wave of repricing and refinancing issuance in the first half of 2017 drove the new-issue loan volume, with $577 billion in new-issue volume. 2016’s gross new issue volume was $485 billion. Repricing activity accounted for 45% of the volume and refinancing activity accounted for 30% of the volume. Excluding refinancings and repricings, 2017 volume was still $141 billion, which is almost double the volume of the first half of 2016 at $78 billion4.
The positive trend of retail bank loan flows that began in July 2016 continued through June 2017, marking 12 consecutive months of inflows. Through the first half of 2017, inflows totaled $17.2 billion4. However, the pace slowed in the first quarter versus the second quarter, with inflows of  $13.9 billion in the first quarter and $3.3 billion in the second quarter4. Institutional investors continued to access the loan market by way of Collateralized Loan Obligations (“CLOs”). Total new CLO issuance, excluding refinancings and resets, was $52.4 billion from 93 CLOs4.
The bank loan default rate at the end of June 2017 was 1.54%, down slightly from the year end rate of 1.58%5.
THL Credit Senior Loan Fund Performance
As of June 30, 2017, the Fund had total investments in securities recorded at fair value of  $198.1 million and net assets of  $137.9 million. The Fund was invested in 152 securities (excluding its investment in a short-term money market fund) across 31 industries. The top 10 holdings (excluding short-term investments) covered 15.3% of the Fund’s total investments at fair value, and the top 5 industries covered 45.4%.
During the six-month period ended June 30, 2017, the Fund declared and paid monthly distributions $0.105/share.
For the six months ended June 30, 2017, the Fund had returns of 3.19% and -2.06% on a NAV and market price basis, respectively, while the Index returned 1.96% over the same period. Since inception through June 30, 2017, the Fund had annualized returns of 6.53% and 4.45% on a NAV and market price basis, respectively, with the Index returning 3.69% over the same period. During the six months ended June 30, 2017, the Fund traded at an average discount to NAV of  -3.5%.
The Fund’s outperformance relative to the Index is attributed to both portfolio allocations, as well as the Fund’s utilization of leverage. The Fund’s borrowings as of June 30, 2017 were $58.0 million, up from $52.0 million at year end. As a percentage of Managed Assets (defined as total assets of the Fund, including any
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)June 30, 2017

assets attributable for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes), the Fund’s leverage was 29.6%, up from 27.3% at December 31, 2016. Over the six-month period, leverage as a percentage of Managed Assets averaged 29.0%.
As of June 30, 2017, the Fund’s investments had larger allocations to higher yielding components of the market relative to the Index. Its investments, as a percentage of total investments, were allocated 80.4% to fully collateralized first-lien loans, 6.9% to second-lien loans, and 5.9% to fixed-rate corporate bonds. Comparatively, the Index was allocated 96.0% to first-lien and 4.0% to second-lien6. Additionally, the Fund’s investments, as a percentage of total investments excluding short-term investments, across the credit ratings were allocated 0.3% to BBB, 17.3% to BB, 62.8% to B, and 19.6% to CCC/NR. The Index was allocated slightly more to higher credit quality with 8.0% to split BBB, 39.2% to BB/Split BB, 43.8% to B/Split B, and 9.0% to CCC/NR6.
During the six-month period ended June 30, 2017, the Fund earned $6.7 million in interest income on its portfolio. First-lien assets contributed 84.4% of the income, while second-lien and fixed-rate corporate bonds contributed 9.4% and 6.2%, respectively. Net of fund expenses, the Fund generated $4.7 million in net investment income for the period.
In January 2017, Avaya, Inc. filed for Chapter 11 bankruptcy. The Fund currently has a total exposure of $4.6 million to Avaya (at fair value), which represents approximately 2.3% of the Fund’s total investments at fair value.
On behalf of the management team and Board of Trustees, I thank you for your continued commitment and investment in the Fund.
Sincerely,
Steven A. Baffico
President — THL Credit Senior Loan Fund
Managing Partner & CEO — Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC and THL Credit Advisors LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA and THL Credit are not obligated to publicly update or revise any of the views expressed herein.

1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

2
Credit Suisse Leveraged Loan Index monthly returns for 2017.

3
Credit Suisse Leveraged Loan Index average prices as of June 30, 2017 and December 31, 2016.

4
JP Morgan High Yield and Leveraged Loan Research as of June 30, 2017.

5
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of June 30, 2017 and December 31, 2016.

6
Credit Suisse Leveraged Loan Index profile by market weight as of June 30, 2017.

2   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Performance & Statistics (unaudited)June 30, 2017

TSLF’s Portfolio Composition(1)
TSLF’s S&P Rating(2)
Portfolio Characteristics(3)
Weighted Average Loan Spread(4)	4.83%
Weighted Average Days to Reset	47
Weighted Average Bond Coupon Rate	7.12%
Weighted Average Bond Duration (years)	5.28
Average Position Size	$1,260,388
Number of Positions	152
(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized. Operations commenced on September 20, 2013.

(6)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on June 30, 2017.

(7)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(8)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of June 30, 2017. Current information may differ from that shown.
TSLF Total Return
	6 Month	1 Year	Since Inception(5)
THL Credit Senior Loan Fund
NAV(6)	3.19%	12.71%	6.53%
Market Price	-2.06%	18.46%	4.45%
CS Leveraged Loan Index(7)	1.96%	7.49%	3.69%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)
SolarWinds Inc., 2017 Refinancing Term Loan – First Lien	2.26%
Gruden Acquisition, Inc. (Quality Distribution LLC). Term Loan – First Lien	1.68%
Scientific Games International, Inc. (AKA SGMS). Term Loan B-3 – First Lien	1.57%
Alvogen Pharma US, Inc., Term Loan – First Lien	1.53%
Sirva Worldwide, Inc., Term Loan – First Lien	1.51%
Casablanca US Holdings, Inc. (Apple Leisure Group), Term Loan – First Lien	1.51%
Getty Images, Inc., Initial Term Loan – First Lien	1.37%
Preferred Proppants LLC (Preferred Sands), Term Loan – First Lien	1.35%
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan (2013) – First Lien	1.28%
Cvent Inc., Term Loan B – First Lien	1.26%
Top 5 Industry Holdings(1)(8)
Services: Business	14.85%
Technology: Software	11.20%
Services: Consumer	6.93%
Manufacturing	6.29%
Retail	6.12%

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   3

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited)June 30, 2017

Investments	Principal	Value
SENIOR LOANS(a) – 125.5% (87.4% of Total Investments)
Aerospace & Defense – 4.0%
Advanced Integration Technology LP, Term B-1 Loan – First Lien 6.726% (LIBOR + 5.500%), 04/03/23(b)	$1,488,769	$1,498,074
Constellis Holdings LLC, Term Loan – First Lien 6.296% (LIBOR + 5.000%), 04/21/24	2,000,000	1,980,000
Constellis Holdings LLC, Term Loan – First Lien 10.296% (LIBOR + 9.000%), 04/21/24	1,000,000	988,750
Pelican Products, Inc., Term Loan – Second Lien 9.546% (LIBOR + 8.250%), 04/09/21(b)	1,000,000	1,000,000
Total Aerospace & Defense		5,466,824
Automotive – 1.5%
AP Exhaust Acquisition LLC, Initial Term Loan – First Lien 6.180% (LIBOR + 5.000%), 05/10/24(b)	500,000	492,500
BBB Industries US Holdings, Inc., Initial Term Loan – First Lien 6.226% (LIBOR + 5.000%), 11/03/21	1,496,183	1,517,691
Total Automotive		2,010,191
Banking, Finance, Insurance & Real Estate – 2.4%
Capital Automotive L.P., Tranche B Term Loans – Second Lien 7.220% (LIBOR + 6.000%), 03/24/25	500,000	509,375
Focus Financial Partners LLC, Term Loan – First Lien 4.250% (LIBOR + 3.250%), 05/19/24	1,000,000	1,008,960
GENEX Services, Inc., Term Loan B – First Lien 5.476% (LIBOR + 4.250%), 05/28/21(b)	1,798,551	1,791,807
Total Banking, Finance, Insurance & Real Estate		3,310,142
Beverage, Food & Tobacco – 1.9%
Arctic Glacier U.S.A., Inc., Initial Term Loan – First Lien 5.476% (LIBOR + 4.250%), 03/20/24	997,500	1,009,969
Flavors Holdings Inc., Tranche B Term Loan – First Lien 7.046% (LIBOR + 5.750%), 04/03/20	862,500	815,062
Flavors Holdings Inc., Initial Term Loan – Second Lien 11.296% (LIBOR + 10.000%), 10/03/21(b)	1,000,000	743,750
Total Beverage, Food & Tobacco		2,568,781
Building & Construction – 1.6%
Can Am Steel Corporation, Term Loan B 2017 – First Lien 6.500% (LIBOR + 5.500%), 06/29/24(b)	1,200,000	1,176,000
Primeline Utility Services LLC, Term Loan B – First Lien 6.621% (LIBOR + 5.500%), 11/12/22(b)	997,449	991,215
Total Building & Construction		2,167,215
Capital Goods – 1.0%
Crosby US Acquisition Corp., Initial Term Loan – First Lien 4.172% (LIBOR + 3.000%), 11/23/20	1,462,423	1,333,152
Consumer Products: Durables – 1.1%
Paladin Brands Holding, Inc., Initial Loan – First Lien 7.296% (LIBOR + 6.000%), 08/16/19(b)	1,600,444	1,592,442

See accompanying Notes to Financial Statements
4   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Consumer Products: Non Durables – 1.6%
Varsity Brands, Inc. (Hercules Achievement), Term B Loan – First Lien 4.726% (LIBOR + 3.500%), 12/11/21	$1,950,000	$1,963,162
Vince Intermediate Holding LLC, Initial Term Loan – First Lien 6.179% (LIBOR + 5.000%), 11/27/19(b)	257,143	234,000
Total Consumer Products: Non Durables		2,197,162
Energy, Oil & Gas – 2.5%
Gulf Finance, LLC, Tranche B Term Loan – First Lien 6.550% (LIBOR + 5.250%), 08/25/23	1,466,559	1,374,899
HGIM Corp. (Harvey Gulf), Term Loan B – First Lien 5.570% (LIBOR + 4.500%), 06/18/20	2,892,337	1,307,336
TerraForm AP Acquisition Holdings LLC, Loans – First Lien 5.796% (LIBOR + 4.500%), 06/27/22	752,142	757,783
Total Energy, Oil & Gas		3,440,018
Healthcare & Pharmaceuticals – 7.4%
Alvogen Pharma US, Inc., Term Loan – First Lien 6.230% (LIBOR + 5.000%), 04/01/22	3,068,835	3,026,638
Arbor Pharmaceuticals, LLC, Initial Term Loan – First Lien 6.296% (LIBOR + 5.000%), 07/05/23	2,453,125	2,481,741
CHS / Community Health Systems, Inc., Term H Loans – First Lien 4.226% (LIBOR + 3.000%), 01/27/21	1,673,467	1,672,246
Epic Health Services, Inc., Term Loan – First Lien 5.476% (LIBOR + 4.250%), 03/16/24	598,500	601,492
Valeant Pharmaceuticals International, Inc. Series F-1 Tranche B Term Loan – First Lien 5.830% (LIBOR + 4.750%), 04/01/22	1,430,933	1,452,025
Zest Holdings LLC, 2017 Replacement Term Loan – First Lien 5.480% (LIBOR + 4.250%), 08/16/23	997,500	1,008,308
Total Healthcare & Pharmaceuticals		10,242,450
Hotel, Gaming & Leisure – 2.9%
Caesars Entertainment Resort Properties LLC, Term B Loan – First Lien 4.726% (LIBOR + 3.500%), 10/12/20	1,954,745	1,967,978
Parq Holdings LP (Canada), Term Loan – First Lien 8.709% (LIBOR + 7.500%), 12/17/20(b)	2,000,000	1,995,000
Total Hotel, Gaming & Leisure		3,962,978
Manufacturing – 9.0%
Blount International, Inc., Initial Term Loan – First Lien 6.216% (LIBOR + 5.000%), 04/12/23(b)	1,687,250	1,718,886
Cortes NP Acquisition Corp. (Vertiv), Term B Loan – First Lien 5.226% (LIBOR + 4.000%), 11/30/23	967,672	973,116
CPM Holdings, Inc., Initial Term Loan – First Lien 5.476% (LIBOR + 4.250%), 04/11/22	2,062,959	2,093,048
Duke Finance LLC (OM Group Inc / Vectra ), Term B Loan – First Lien 6.296% (LIBOR + 5.000%), 02/21/24	1,485,000	1,506,347
Meter Readings Holding, LLC (Aclara Technologies LLC), Initial Term Loan – First Lien 6.952% (LIBOR + 5.750%), 08/29/23(b)	1,985,000	2,004,850
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   5

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Manufacturing – 9.0% (continued)
MTS Systems Corp., Tranche B Term Loan – First Lien 5.330% (LIBOR + 4.250%), 07/05/23(b)	$1,488,750	$1,503,637
Preferred Proppants LLC (Preferred Sands), Term Loan – First Lien 6.976% (LIBOR + 5.750%), 07/27/20(b)	2,917,500	2,669,512
Total Manufacturing		12,469,396
Media: Advertising, Printing & Publishing – 3.5%
Cengage Learning Acquisitions, Inc., Term B Loan – First Lien 5.339% (LIBOR + 4.250%), 06/07/23	2,263,006	2,144,199
Getty Images, Inc., Initial Term Loan – First Lien 4.796% (LIBOR + 3.500%), 10/18/19	2,938,812	2,716,579
Total Media: Advertising, Printing & Publishing		4,860,778
Media: Broadcasting & Subscription – 1.0%
CSC Holdings LLC, 2017 Refinancing Term Loan – First Lien 3.459% (LIBOR + 2.250%), 07/17/25	328,125	326,279
Tribune Company, Term C Loan – First Lien 4.226% (LIBOR + 3.000%), 01/26/24	999,208	1,004,079
Tribune Media Co., Term B Loan – First Lien 4.226% (LIBOR + 3.000%), 12/27/20	80,169	80,571
Total Media: Broadcasting & Subscription		1,410,929
Media: Diversified and Services – 2.2%
IMG Worldwide, Inc., Term Loan – First Lien 4.480% (LIBOR + 3.250%), 05/03/21	1,940,174	1,950,486
Match Group, Inc., Term B-1 Loans – First Lien 4.367% (LIBOR + 3.200%), 11/16/22(b)	533,203	535,869
SESAC Holdco II LLC, Term Loan – Second Lien 8.371% (LIBOR + 7.250%), 02/24/25(b)	500,000	500,937
Total Media: Diversified and Services		2,987,292
Metals & Mining – 0.3%
TMS International Corp. (Tube City), Term Loan B – First Lien 4.672% (LIBOR + 3.500%), 10/16/20(b)	459,136	461,432
Restaurants – 1.8%
Restaurant Brands International, Inc., (Burger King), Term B-3 Loan – First Lien 3.546% (LIBOR + 2.250%), 02/17/24	744,088	742,927
Steak n Shake Operations, Inc., Term Loan – First Lien 4.980% (LIBOR + 3.750%), 03/19/21(b)	1,699,982	1,691,482
Total Restaurants		2,434,409
Retail – 8.8%
Albertson’s LLC, 2016-2 Term Loan B-4 – First Lien 3.976% (LIBOR + 2.750%), 08/25/21	1,564,606	1,547,301
Albertson’s LLC, 2016-2 Term Loan B-5 – First Lien 4.293% (LIBOR + 3.000%), 12/21/22	1,488,778	1,474,508
American Sportsman Holdings Co. (Bass Pro), Term Loan B – First Lien 6.296% (LIBOR + 5.000%), 11/15/23	1,800,000	1,753,092
See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Retail – 8.8% (continued)
BJ’s Wholesale Club, Inc., Initial Term Loan – Second Lien 8.710% (LIBOR + 7.500%), 02/03/25	$2,000,000	$1,943,440
CH Hold Corp. (Caliber Collision), Initial Term Loan – First Lien 4.226% (LIBOR + 3.000%), 02/01/24	377,841	379,810
CH Hold Corp. (Caliber Collision), Initial Term Loan – Second Lien 8.476% (LIBOR + 7.250%), 02/03/25(b)	500,000	514,063
Charming Charlie LLC, Initial Term B Loan – First Lien 9.289% (LIBOR + 8.000%), 12/24/19	877,500	448,986
CWGS Group, LLC (Camping World), Term Loans – First Lien 4.976% (LIBOR + 3.750%), 11/08/23	1,990,000	2,003,064
FullBeauty Brands LP / OSP Group, Inc. (a/k/a OneStopPlus Group & Redcats USA), Initial Term Loans – First Lien 5.976% (LIBOR + 4.750%), 10/14/22	987,444	617,152
J. Crew Group, Inc., Initial Loans – First Lien 4.296% (LIBOR + 3.000%), 03/05/21	489,899	295,571
Petco Animal Supply (PET Acquisition Merger Sub LLC), Term Loan B1 2016 – First Lien 4.172% (LIBOR + 3.000%), 01/26/23	1,258,815	1,140,486
Total Retail		12,117,473
Services: Business – 19.6%
Brand Energy & Infrastructure Services Inc., Term Loan – First Lien 5.250% (LIBOR + 4.250%), 06/15/24	1,200,000	1,200,372
Centerplate, Inc. (KPLT), Term Loan A – First Lien 4.973% (LIBOR + 3.750%), 11/26/19(b)	967,500	968,105
Checkout Holding Corp. (Catalina Holding Corp), Term Loan B – First Lien 4.726% (LIBOR + 3.500%), 04/09/21	2,865,000	2,404,809
Creative Artists Agency, LLC, Amendment No. 6 Refinancing Term Loans – First Lien 4.659% (LIBOR + 3.500%), 02/15/24	995,000	1,002,666
CT Technologies Intermediate Holdings, Inc. (HealthPort), Initial Term B Loan – First Lien 5.476% (LIBOR + 4.250%), 12/01/21(b)	1,950,200	1,947,762
Cvent Inc., Term Loan B – First Lien 5.226% (LIBOR + 4.000%), 06/03/23(b)	2,493,750	2,498,426
Garda World Security Corporation, Term B Loan – First Lien 5.226% (LIBOR + 4.000%), 04/28/24	700,000	705,688
Goldcup Merger Sub, Inc. (eResearch Technology, Explorer Holdings), Initial Term Loan – First Lien 6.170% (LIBOR + 5.000%), 05/02/23	1,485,000	1,501,246
RentPath, Inc., Term Loan – First Lien 6.480% (LIBOR + 5.250%), 12/17/21	1,950,000	1,948,381
RentPath, Inc., Term Loan – Second Lien 10.230% (LIBOR + 9.000%), 12/19/22	1,000,000	963,335
Sirva Worldwide, Inc., Term Loan – First Lien 7.660% (LIBOR + 6.500%), 11/22/22(b)	2,985,000	2,999,925
Solera Holdings, Inc., Dollar Term Loan – First Lien 4.476% (LIBOR + 3.250%), 02/28/23	1,926,034	1,934,826
SourceHOV LLC, Term B Loan – First Lien 8.046% (LIBOR + 6.750%), 10/31/19	1,340,625	1,335,430
TKC Holdings, Inc., Term Loan – First Lien 5.376% (LIBOR + 4.250%), 02/01/23	997,500	997,191
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   7

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 19.6% (continued)
TKC Holdings, Inc., Term Loan – Second Lien 9.126% (LIBOR + 8.000%), 02/01/24	$650,000	$652,707
Trader Corp., Senior Secured 2017 Refinancing Term Loan – First Lien 4.545% (LIBOR + 3.250%), 09/28/23	997,500	995,834
TCH-2 Holdings LLC (TravelClick), Term Loan – First Lien 5.226% (LIBOR + 4.000%), 05/06/21(b)	1,941,526	1,953,661
USIC Holdings, Inc., Term Loan – First Lien 4.923% (LIBOR + 3.500%), 12/09/23	995,000	999,667
Total Services: Business		27,010,031
Services: Consumer – 9.7%
Casablanca US Holdings, Inc. (Apple Leisure Group), Term Loan – First Lien 5.976% (LIBOR + 4.750%), 02/07/24	2,992,500	2,996,241
Fitness International LLC (LA Fitness), Term Loan B – First Lien 5.476% (LIBOR + 4.250%), 07/01/20	809,815	821,707
Jackson Hewitt Tax Service, Inc., Initial Term B Loan – First Lien 8.172% (LIBOR + 7.000%), 07/30/20	960,000	921,600
New Millennium Holdco, Inc. and Millennium Health, LLC, Closing Date Term Loan – First Lien 7.726% (LIBOR + 6.500%), 12/21/20	972,996	591,907
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan (2013) – First Lien 6.500% (LIBOR + 5.250%), 07/01/19	2,509,263	2,531,997
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – Second Lien 10.250% (LIBOR + 9.000%), 07/01/20	1,500,000	1,512,187
Redbox Automated Retail LLC, Term B Loans – First Lien 8.796% (LIBOR + 7.500%), 09/21/21	605,429	608,959
Renaissance Learning, Inc., Initial Term Loan – First Lien 5.046% (LIBOR + 3.750%), 04/09/21	1,913,361	1,923,224
Renaissance Learning, Inc., Initial Term Loan – Second Lien 8.296% (LIBOR + 7.000%), 04/11/22	980,321	980,728
TruGreen LP, Term Loan B – First Lien 6.627% (LIBOR + 5.500%), 04/13/23(b)	495,000	499,950
Total Services: Consumer		13,388,500
Services: Rental – 0.3%
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien 10.296% (LIBOR + 9.000%), 11/26/21(b)	500,000	403,125
Technology: Hardware – 1.6%
Eastman Kodak Company, Term Loan – First Lien 7.422% (LIBOR + 6.250%), 09/03/19	959,190	957,992
Zebra Technologies Corp., New Term B Loan – First Lien 3.723% (LIBOR + 2.500%), 10/27/21	1,284,545	1,291,289
Total Technology: Hardware		2,249,281
Technology: Semiconductor – 0.8%
M/A-COM Technology Solutions Holdings, Inc., Initial Term Loan – First Lien 3.460% (LIBOR + 2.250%), 05/20/24	1,116,142	1,113,352

See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Technology: Services – 8.6%
Ability Networks, Inc., Initial Term Loan – Second Lien 9.546% (LIBOR + 8.250%), 05/16/22(b)	$1,000,000	$995,000
AP Gaming I LLC (American Gaming Systems), Term B Loan – First Lien 6.586% (LIBOR + 5.500%), 02/15/24	1,093,750	1,104,688
Cast & Crew Payroll, LLC, Term B-1 Loan – 2017 – First Lien 4.800% (LIBOR + 3.500%), 08/12/22	494,994	497,261
ConvergeOne Holdings Corporation, Term Loan – First Lien 6.050% (LIBOR + 4.750%), 06/02/24(b)	1,500,000	1,494,375
Everi Payments Inc, Term B Loan – First Lien 5.754% (LIBOR + 4.500%), 05/09/24	1,000,000	1,008,285
First Data Corporation, 2022D New Dollar Term Loan – First Lien 3.466% (LIBOR + 2.250%), 07/08/22	1,707,621	1,706,690
MH Sub I LLC & Micro (Internet Brands), Term Loan – First Lien 4.976% (LIBOR + 3.750%), 07/08/21	1,940,852	1,957,534
Scientific Games International, Inc. (AKA SGMS), Term Loan B-3 – First Lien 5.226% (LIBOR + 4.000%), 10/01/21	3,070,501	3,104,414
Total Technology: Services		11,868,247
Technology: Software – 15.2%
Active Network, LLC (LanyonSolutions), Term B Loan – First Lien 6.226% (LIBOR + 5.000%), 11/13/20(b)	1,841,434	1,864,452
Almonde Inc. (Misys), Dollar Term Loan – First Lien 4.736% (LIBOR + 3.500%), 06/13/24	1,000,000	1,001,305
Almonde Inc. (Misys), Dollar Term Loan – Second Lien 8.459% (LIBOR + 7.250%), 05/03/25	500,000	510,580
Compuware Corp. Tranche B-3 Term Loan – First Lien 5.550% (LIBOR + 4.250%), 12/15/21	1,451,625	1,464,327
Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories), Tranche B-1 Dollar Term Loan – First Lien 5.296% (LIBOR + 4.000%), 12/01/23	1,492,500	1,499,589
GTCR Valor Companies, Inc. (Cision Vocus), Term Loan B – First Lien 7.226% (LIBOR + 6.000%), 05/17/23	2,476,242	2,494,047
Infoblox, Inc., Term Loan – First Lien 6.226% (LIBOR + 5.000%), 11/07/23	2,215,909	2,233,913
Infoblox, Inc., Term Loan – Second Lien 9.976% (LIBOR + 8.750%), 11/07/24(b)	1,000,000	1,000,000
Kronos, Inc. / MA, Initial Term Loan – First Lien 5.170% (LIBOR + 4.000%), 11/01/23	1,492,509	1,504,427
Project Alpha Intermediate Holding Inc. (Qlik), Term Loan – First Lien 4.670% (LIBOR + 3.500%), 04/26/24	2,000,000	1,989,690
Riverbed Technology, Inc., Term B Loan – First Lien 4.480% (LIBOR + 3.250%), 04/24/22	966,020	953,462
SolarWinds Inc., 2017 Refinancing Term Loan – First Lien 4.726% (LIBOR + 3.500%), 02/03/23	4,454,089	4,469,411
Total Technology: Software		20,985,203
Telecommunications – 6.9%
Asurion, LLC (Asurion Delivery and Installation Services, Inc.), Replacement B-5 Term Loan – First Lien 4.226% (LIBOR + 3.000%), 11/03/23	1,612,717	1,623,805
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   9

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
SENIOR LOANS(a) (continued)
Telecommunications – 6.9% (continued)
Asurion, LLC (Asurion Delivery and Installation Services, Inc.), Replacement B-4 Term Loan – First Lien 4.476% (LIBOR + 3.250%), 08/24/22	$1,908,550	$1,919,877
Avaya Inc., Term Loan (DIP) – First Lien 8.716% (LIBOR + 7.500%), 01/19/18	840,553	869,401
Avaya, Inc., Refinancing Term B-7 – First Lien 6.417% (LIBOR + 5.250%), 05/29/20(c)	2,458,538	1,973,591
Avaya, Inc., Replacement Term Loan B-6 – First Lien 6.667% (LIBOR + 5.500%), 03/31/18(c)	1,306,662	1,045,173
Birch Communications, Inc., Term B Loan – First Lien 8.550% (LIBOR + 7.250%), 07/17/20	1,792,148	1,314,245
Frontier Communications Corporation, Term Loan – First Lien 4.910% (LIBOR + 3.750%), 06/15/24	750,000	740,452
Total Telecommunications		9,486,544
Transportation: Services – 4.3%
Commercial Barge Line Co. (American Commercial Lines), Initial Term B Loan – First Lien 9.976% (LIBOR + 8.750%), 11/12/20	2,499,152	2,178,436
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – First Lien 6.046% (LIBOR + 4.750%), 08/18/22	3,412,790	3,331,736
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien 9.796% (LIBOR + 8.500%), 08/18/23(b)	500,000	458,750
Total Transportation: Services		5,968,922
Waste Management – 1.3%
Energy Solutions LLC (Envirocare of Utah), Term B – First Lien 6.980% (LIBOR + 5.750%), 05/29/20(b)	1,788,750	1,804,402
Wholesale – 2.7%
4L Technologies, Inc. (Clover Technologies), Initial Term Loan – First Lien 7.750% (LIBOR + 4.500%), 05/08/20	878,641	821,806
Associated Asphalt Partners, LLC, Term Loan B – First Lien 6.476% (LIBOR + 5.250%), 03/30/24(b)	1,000,000	1,016,250
FPC Holdings, Inc. (Fleetpride), Initial Term Loan – First Lien 5.296% (LIBOR + 4.000%), 11/19/19	1,906,852	1,872,529
Total Wholesale		3,710,585
Total Senior Loans (Cost $176,698,659)		173,021,256
CORPORATE BONDS– 8.4% (5.9% of Total Investments)
Banking, Finance, Insurance & Real Estate – 0.2%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.250%, 02/01/22	131,000	137,024
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.750%, 02/01/24	131,000	136,826
Total Banking, Finance, Insurance & Real Estate		273,850
Chemicals, Plastics & Rubber – 1.1%
Aruba Investments, Inc., 8.750%, 02/15/23(d)	1,500,000	1,557,635
Energy, Oil & Gas – 0.1%
Pattern Energy Group, Inc., 5.875%, 02/01/24(d)	132,000	139,048

See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Healthcare & Pharmaceuticals – 0.3%
Surgery Center Holdings, Inc., 6.750%, 07/01/25(d)	$148,000	$150,028
Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22(d)	129,000	135,531
Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24(d)	97,000	102,591
Total Healthcare & Pharmaceuticals		388,150
Hotel, Gaming & Leisure – 0.1%
Penn National Gaming, Inc., 5.625%, 01/15/27(d)	131,000	133,292
Media: Broadcasting & Subscription – 1.5%
Radio One, Inc., 7.375%, 04/15/22(d)	2,000,000	2,078,413
Packaging – 0.3%
Bway Holding Co., 5.500%, 04/15/24(d)	367,000	375,649
Restaurants – 0.1%
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 4.750%, 06/01/27(d)	113,000	115,339
Services: Business – 1.7%
Brand Energy & Infrastructure Services, Inc., 8.500%, 07/15/25(d)	113,000	117,822
Envision Healthcare Corp., 6.250%, 12/01/24(d)	421,000	449,944
Gartner, Inc., 5.125%, 04/01/25(d)	251,000	263,810
Iron Mountain US Holdings, Inc., 5.375%, 06/01/26(d)	383,000	404,249
Iron Mountain, Inc., 4.375%, 06/01/21(d)	383,000	397,602
Solera LLC / Solera Finance, Inc., 10.500%, 03/01/24(d)	680,000	783,039
Total Services: Business		2,416,466
Services: Consumer – 0.2%
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/27(d)	117,000	123,947
Lions Gate Entertainment Corp. (Canada), 5.875%, 11/01/24(d)	153,000	161,208
Total Services: Consumer		285,155
Services: Rental – 0.4%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 6.375%, 04/01/24(d)	500,000	501,372
Technology: Hardware – 0.1%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/15/24(d)	189,000	208,220
Technology: Services – 0.1%
CDK Global, Inc., 4.875%, 06/01/27(d)	116,000	119,335
Technology: Software – 0.9%
Genesys Telecommunications Laboratories Inc / Greeneden Lux 3 Sarl / Greeneden US Holdings, 10.000%, 11/30/24(d)	582,000	654,386
Riverbed Technology, Inc., 8.875%, 03/01/23(d)	545,000	558,628
Total Technology: Software		1,213,014
Telecommunications – 0.5%
Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27(d)	685,000	716,681

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   11

THL Credit Senior Loan Fund
Schedule of Investments† (unaudited) (concluded)June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Waste Management – 0.1%
GFL Environmental, Inc., 5.625%, 05/01/22 (Canada)(d)	$116,000	$119,086
Wholesale – 0.7%
WESCO Distribution, Inc., 5.375%, 06/15/24	1,000,000	1,048,281
Total Corporate Bonds (Cost $11,022,682)		11,688,986
	Shares
COMMON STOCK – 0.0%(e) (0.0% of Total Investments)
Services: Consumer – 0.0%(e)
New Millennium Holdco, Inc. (Cost $215,987)	29,712	54,314
MONEY MARKET FUND – 9.7% (6.7% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.88%(f) (Cost $13,345,862)	13,345,862	13,345,862
Total Investments in Securities – 143.6% (Cost $201,283,190)		198,110,418
Line of Credit Payable (Cost $58,000,000) – (42.0)%		(58,000,000)
Liabilities in Excess of Other Assets – (1.6)%		$(2,176,541)
Net Assets – 100.0%		$137,933,877

†
Securities are US securities, unless otherwise noted below.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread. The most popular benchmark lending rate is the London Interbank Offered Rate (“LIBOR”). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities. LIBOR was the only benchmark utilized for the senior loans at June 30, 2017. The rate shown represents the contractual rate (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2.

(c)
The Fund held defaulted securities for which the income has been deemed uncollectible. As of June 30, 2017, the aggregate value of those securities was $3,765,200, representing 2.7% of the Fund's net assets. The Fund no longer accrues income on securities for which income has been deemed uncollectible.

(d)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $10,366,855 which represents approximately 7.5% of net assets as of June 30, 2017. Unless otherwise noted, 144A securities are deemed to be liquid.

(e)
Less than 0.05%

(f)
Rate shown reflects the 7-day yield as of June 30, 2017.

See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	4.0%
Automotive	1.5
Banking, Finance, Insurance & Real Estate	2.6
Beverage, Food & Tobacco	1.9
Building & Construction	1.6
Capital Goods	1.0
Chemicals, Plastics & Rubber	1.1
Consumer Products: Durables	1.1
Consumer Products: Non Durables	1.6
Energy, Oil & Gas	2.6
Healthcare & Pharmaceuticals	7.7
Hotel, Gaming & Leisure	3.0
Manufacturing	9.0
Media: Advertising, Printing & Publishing	3.5
Media: Broadcasting & Subscription	2.5
Media: Diversified and Services	2.2
Metals & Mining	0.3
Packaging	0.3
Restaurants	1.9
Retail	8.8
Services: Business	21.3
Services: Consumer	9.9
Services: Rental	0.7
Technology: Hardware	1.7
Technology: Semiconductor	0.8
Technology: Services	8.7
Technology: Software	16.1
Telecommunications	7.4
Transportation: Services	4.3
Waste Management	1.4
Wholesale	3.4
Money Market Fund	9.7
Total Investments	143.6
Line of Credit Payable	(42.0)
Liabilities in Excess of Other Assets	(1.6)
Net Assets	100.0%

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   13

THL Credit Senior Loan Fund Statement of Assets and Liabilities	June 30, 2017 (unaudited)
ASSETS
Investments, at value (cost $201,283,190)	$198,110,418
Cash	331,470
Receivable for investments sold	2,767,921
Interest receivable	621,106
Net unrealized appreciation on delayed draw loan commitments	292
Prepaid and other expenses	23,965
Total Assets	201,855,172
LIABILITIES
Borrowings (Note 4)	58,000,000
Payable for securities purchased	5,525,394
Advisory fee payable (Note 5)	169,681
Investor support services fee payable (Note 5)	8,080
Accrued interest on borrowings	66,505
CCO fee payable	1,370
Other accrued expenses	150,265
Total Liabilities	63,921,295
Net Assets	$137,933,877
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,342,941
Undistributed net investment income	888,808
Accumulated net realized loss on investments	(1,125,392)
Net unrealized depreciation on investments	(3,172,772)
Net unrealized appreciation on delayed draw loan commitments	292
Net Assets	$137,933,877
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$18.59

See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund Statement of Operations	For the Six Months Ended June 30, 2017 (Unaudited)
INVESTMENT INCOME:
Interest	$6,671,073
Total Investment Income	6,671,073
EXPENSES:
Advisory fees (Note 5)	1,020,512
Interest expense & fees on borrowings	492,458
Professional fees	132,963
Trustees’ fees and expenses (Note 5)	67,860
Administration fees.	59,067
Investor support services fees (Note 5)	48,596
Insurance expense	26,652
Printing and mailing expense.	22,447
Compliance fees	13,715
Custodian fees.	12,403
NYSE listing fee	11,778
Transfer Agent fees	9,283
Other expenses.	57,336
Total Expenses	1,975,070
Net Investment Income	4,696,003
NET REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(47,557)
Net change in unrealized depreciation on investments.	(299,008)
Net change in unrealized appreciation on delayed draw loan commitments	292
Net realized and unrealized loss on investments	(346,273)
Net Increase in Net Assets from Operations.	$4,349,730

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   15

THL Credit Senior Loan Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
OPERATIONS
Net investment income	$4,696,003	$10,171,625
Net realized loss on investments	(47,557)	(4,373)
Net change in unrealized appreciation (depreciation) on investments and delayed draw loan commitments	(298,716)	9,557,655
Net increase in net assets from operations	4,349,730	19,724,907
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,673,963)	(9,422,116)
Total distributions to shareholders	(4,673,963)	(9,422,116)
Net Increase (Decrease) in Net Assets	(324,233)	10,302,791
NET ASSETS:
Beginning of period	$138,258,110	$127,955,319
End of period	$137,933,877	$138,258,110
Undistributed net investment income	$888,808	$866,768

See accompanying Notes to Financial Statements
16   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund Statement of Cash Flows	For the Six Months Ended June 30, 2017
Cash Flows From Operating Activities:
Net increase in net assets from operations	$4,349,730
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Purchases of long-term investments	(49,712,758)
Proceeds from sales of long-term investments	52,150,888
Net increase in short-term investments	(7,234,486)
Net change in unrealized appreciation on investments	299,008
Net change in unrealized appreciation on delayed draw loan commitments	(292)
Net increase in delayed draw loan commitments	37,784
Net accretion/amortization of premium or discount	(298,104)
Net increase in realized gains from principal paydowns	(177,793)
Net realized loss on investments	47,557
Increase in receivable for investments sold	(2,677,233)
Decrease in interest receivable	201,283
Decrease in prepaid expenses	14,377
Increase in payable for investments purchased	1,565,471
Decrease in advisory fee payable	(2,720)
Decrease in investor support services fee payable	(130)
Increase in accrued interest on borrowing	45,535
Increase in CCO fee payable	(1,050)
Increase in other accrued expenses	19,282
Net cash provided by operating activities	(1,373,651)
Cash Flows from Financing Activities:
Proceeds from borrowings	18,000,000
Repayments of borrowings	(12,000,000)
Distributions paid	(4,673,963)
Net cash used by financing activities	1,326,037
Net decrease in cash	(47,614)
Cash, beginning of period	379,084
Cash, end of period	$331,470
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$446,923
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   17

THL Credit Senior Loan Fund Financial Highlights	For the Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	For the Period September 20, 2013 to December 31, 2013
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of period	$18.64	$17.25	$18.74	$19.42	$19.06
Operations:
Net investment income(1)	0.63	1.37	1.36	1.25	0.33
Net realized and unrealized gain (loss) on investments and delayed draw loan commitments(2)	(0.05)	1.29	(1.50)	(0.50)	0.27
Total income (loss) from operations	0.58	2.66	(0.14)	0.75	0.60
Distributions to shareholders from:
Net investment income	(0.63)	(1.27)	(1.27)	(1.32)	(0.24)
Net realized gains	—	—	(0.08)	(0.11)	—
Total distributions to shareholders	(0.63)	(1.27)	(1.35)	(1.43)	(0.24)
Net assets value per share, end of period	$18.59	$18.64	$17.25	$18.74	$19.42
Market price per share, end of period	$17.73	$18.74	$15.86	$17.06	$18.36
Total return:(3)
Net asset value	3.19%	15.99%	(0.96)%	3.87%	3.15%
Market value	(2.06)%	27.75%	0.69%	0.58%	(7.00)%
Ratios/Supplemental Data:
Net Assets, end of period (000’s)	$137,934	$138,258	$127,955	$139,025	$144,046
Ratio of expenses, including interest on borrowings, to average net assets	2.86%(4)	2.65%	2.63%	2.38%	2.46%(4)
Ratio of net investment income, including interest on borrowings, to average net assets	6.81%(4)	7.72%	7.37%	6.44%	6.14%(4)
Portfolio turnover rate	26%	41%	34%	93%	20%
Borrowings:
Aggregate principal amount, end of period (000s)	$58,000	$52,000	$52,000	$49,000	$46,000
Average borrowings outstanding during the period (000s)	$56,884	$52,929	$56,099	$41,834	$40,308(5)
Asset coverage, end of period per $1,000 of debt(6)	$3,378	$3,658	$3,461	$3,837	$4,131

(1)
Based on average daily shares outstanding.

(2)
Realized and unrealized gain on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

(3)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(4)
Annualized.

(5)
Average for the period since the first borrowing day of October 15, 2013.

(6)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
18   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited)June 30, 2017

1. ORGANIZATION AND OPERATIONS
THL Credit Senior Loan Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013.
The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”).
Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser (the “Adviser”). FWCA has engaged THL Credit Advisors LLC (the “Sub-adviser” or “THL Credit”) to serve as the sub-adviser to the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (‘‘U.S. GAAP’’). These principles require the Fund’s Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sourced using independent brokers, the Sub-adviser shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the last bid prices quoted by brokers that are knowledgeable about the securities.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   19

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Money market funds are valued based on the Fund’s proportionate interest in its net assets.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
20   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2017:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$2,968,750	$2,498,074	$5,466,824
Automotive	—	1,517,691	492,500	2,010,191
Banking, Finance, Insurance & Real Estate	—	1,518,335	1,791,807	3,310,142
Beverage, Food & Tobacco	—	1,825,031	743,750	2,568,781
Building & Construction	—	—	2,167,215	2,167,215
Capital Goods	—	1,333,152	—	1,333,152
Consumer Products: Durables	—	—	1,592,442	1,592,442
Consumer Products: Non Durables	—	1,963,162	234,000	2,197,162
Energy, Oil & Gas	—	3,440,018	—	3,440,018
Healthcare & Pharmaceuticals	—	10,242,450	—	10,242,450
Hotel, Gaming & Leisure	—	1,967,978	1,995,000	3,962,978
Manufacturing	—	4,572,511	7,896,885	12,469,396
Media: Advertising, Printing & Publishing	—	4,860,778	—	4,860,778
Media: Broadcasting & Subscription	—	1,410,929	—	1,410,929
Media: Diversified and Services	—	1,950,486	1,036,806	2,987,292
Metals & Mining	—	—	461,432	461,432
Restaurants	—	742,927	1,691,482	2,434,409
Retail	—	11,603,410	514,063	12,117,473
Services: Business	—	16,642,152	10,367,879	27,010,031
Services: Consumer	—	12,888,550	499,950	13,388,500
Services: Rental	—	—	403,125	403,125
Technology: Hardware	—	2,249,281	—	2,249,281
Technology: Semiconductor	—	1,113,352	—	1,113,352
Technology: Services	—	9,378,872	2,489,375	11,868,247
Technology: Software	—	18,120,751	2,864,452	20,985,203
Telecommunications	—	9,486,544	—	9,486,544
Transportation: Services	—	5,510,172	458,750	5,968,922
Waste Management	—	—	1,804,402	1,804,402
Wholesale	—	2,694,335	1,016,250	3,710,585
Corporate Bonds*	—	11,688,986	—	11,688,986
Common Stock*	—	54,314	—	54,314
Money Market Fund	—	13,345,862	—	13,345,862
Total Investments	$—	$155,090,779	$43,019,639	$198,110,418

*
Please refer to Schedule of Investments for breakdown of valuations by industry.

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   21

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Senior Loans
Balance as of December 31, 2016	$60,645,762
Realized gain	104,811
Change in unrealized appreciation	791,243
Amortization (accretion)	49,848
Purchases	6,175,308
Sales and principal paydowns	(16,962,881)
Transfers into Level 3	6,040,932
Transfers out of Level 3	(13,825,384)
Balance as of June 30, 2017	$43,019,639
Net change in unrealized appreciation attributable to level 3 investments held at June 30, 2017	$793,888

Investments were transferred into and out of Level 3 and into and out of Level 2 during the six month ended June 30, 2017 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Advisor.
There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Input	Range
Senior Loans	$43,019,639	Third-party vendor service	Vendor quotes	N/A
Cash
Cash of the Fund consists of cash held in bank accounts that, at times, may exceed the federally insured limits. As of June 30, 2017, cash was comprised of cash deposited with U.S. financial institutions in which carrying values approximated fair value and are considered to be Level 1 in the fair value hierarchy.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. In early 2017, the Fund paid an excise tax liability of approximately $29,030 relating to the tax year 2016.
22   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2017, the tax years ended December 31, 2013, 2014 and 2015 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At June 30, 2017, 80.4% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   23

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

3. SENIOR LOANS (concluded)
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At June 30, 2017, the Fund had invested $13,676,727 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On September 28, 2016, the Fund amended its existing credit agreement with The Bank of New York Mellon, extending the facility’s expiration date to September 27, 2017 and reducing the facility size to $65.0 million (the “Credit Facility”). In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral.
The Credit Facility bears an unused commitment fee on the Unused Facility Amount equal to 0.05% if the outstanding principal balance is equal to or greater than 90% of the Credit Facility on such date, 0.10% if the outstanding principal balance is equal to or greater than 80% but less than 90% of the Credit Facility on such date, or 0.20% if the outstanding principal balance is less than 80% of the Credit Facility on such date. The per annum rate of interest for the borrowings under the Credit Facility is equal to (a) the London Interbank Offered Rate (“LIBOR”) for one, two, three, six or twelve months, as selected by the Fund, plus 0.80% per annum or (b) the greater of  (i) the Prime Rate and (ii) 0.50% plus the Federal Funds Effective Rate per annum and is payable at the end of the selected contract period.
At June 30, 2017, the Fund had borrowings outstanding of  $58,000,000 at an average interest rate of 1.93%. For the six month period ended June 30, 2017, the average borrowings under the Credit Facility and the average interest rate were $56,883,978 and 1.72%, respectively. For the six month ended June 30, 2017, the Fund incurred $6,219 for unused commitment fees, which is included in Interest Expense and Fees on Borrowings on the Statement of Operations. As of June 30, 2017, the Fund’s effective leverage represented 29.6% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2017.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

24   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

4. BORROWINGS (concluded)
•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to Board approval), contracts with and compensates the Sub-adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee the Sub-adviser. In this connection, the Adviser oversees the Sub-adviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Sub-adviser’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   25

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Fund pays every independent trustee a fee of  $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the six month ended June 30, 2017, purchases and sales of investments, other than short-term securities, were $49,712,758 and $52,150,888, respectively.
7. CAPITAL
The following is a summary of share transactions for the six month ended June 30, 2017:
Shares of common stock, beginning of period	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,418,990

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six month period ended June 30, 2017, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2017, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2014, 2015 and 2016 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2017.
As determined at December 31, 2016, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The reclassifications decreased accumulated net realized loss on investments by $371,439, decreased accumulated net investment income by $358,024 and decreased paid-in-capital by $13,415.
26   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

8. INCOME TAX INFORMATION (concluded)
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2015	$9,993,250	$—
2016	$9,422,116	$—
As of December 31, 2016 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$ —	$1,077,836	$1,077,836
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. During the fiscal year ended December 31, 2016, the Fund did not incur such losses.
At December 31, 2016, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$866,768	$1,077,835	$2,873,764
At June 30, 2017, the cost basis of portfolio securities for federal income tax purposes is $201,283,190. Gross unrealized appreciation is $2,820,435, gross unrealized depreciation is $5,993,207 and net unrealized depreciation is $3,172,772. There is no difference between book and tax cost basis.
9. DELAYED DRAW LOAN COMMITMENTS
As of June 30, 2017, the Fund had the following unfunded loan commitments outstanding, which could be extended at the options of the borrower:
Loan	Principal Amount	Cost	Value	Net Unrealized Appreciation
CH Hold Corp. (Caliber Collision), Del Draw – First Lien, 01/25/24	$37,879	$37,784	$38,076	$292
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statements of Operations.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   27

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (concluded)June 30, 2017

10. SHAREHOLDER CONCENTRATIONS
As of June 30, 2017, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
First Trust Portfolios LP	20.30%
Advisors Asset Management Inc.	13.27%
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
11. NEW ACCOUNTING PRONOUNCEMENT
In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to variable rate securities and derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.
12. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 31, 2017, the Fund paid a regularly scheduled distribution in the amount of  $0.105 per share to shareholders of record as of July 18, 2017.
The Fund declared a regularly scheduled distribution in the amount of  $0.105 per share payable on August 31, 2017 to shareholders of record as of August 21, 2017.
28   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Board Review of Investment Advisory Agreement and Subadvisory Agreement (unaudited)June 30, 2017

Background
At meetings (the “Meetings”) of the Board of Trustees (the “Board”) of THL Credit Senior Loan Fund (the “Fund”) on May 10, 2017 and May 25, 2017, the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and re-approved the investment advisory agreement (the “Advisory Agreement”) between the Fund and Four Wood Capital Advisors, LLC (the “Adviser”), pursuant to which the Adviser provides the Fund with investment advisory and administrative services, and the subadvisory agreement (the “Subadvisory Agreement”) between the Adviser and THL Credit Senior Loan Strategies LLC, (the “Subadviser”), pursuant to which the Subadviser provides day-to-day management of the Fund’s investments. The Advisory Agreement and Subadvisory Agreement are together referred to as the “Agreements.” In advance of the Meetings, the Adviser and the Subadviser provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel concerning the duties of board members in considering approval of investment advisory agreements.
At the Meetings, the Trustees reviewed the Agreements, including information regarding the nature, extent and quality of the services provided by the Adviser and the Subadviser; the investment performance of the Fund; fees and expenses to be paid by the Fund and the profits to be realized by the Adviser, the Subadviser and any affiliates from their respective relationships with the Fund; the extent to which economies of scale may be realized as the Fund grows; and any collateral benefits received by the Adviser or Subadviser and any affiliates from their respective relationships with the Fund or the Fund’s service providers.
In its consideration of the reapproval of the Agreements, the Board considered the following factors:
Nature, Extent and Quality of Services Provided
At the Meetings, and at meetings conducted during the preceding year, the Board reviewed and considered various data and information regarding the nature, extent and quality of the services provided to the Fund by the Adviser and the Subadviser under the Agreements. The Board reviewed information about the background and experience of the staff of the Adviser and the investment personnel of the Subadviser primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the Adviser’s overall ability to manage and administer the Fund as well as to oversee the Fund’s other service providers.
The Board evaluated the ability of the Adviser and the Subadviser, considering their financial condition, resources, reputation and other attributes, to attract and retain highly qualified personnel. In this regard, the Board considered information regarding the Subadviser’s compensation program for its personnel involved in the portfolio management of the Fund.
The Board reviewed the Adviser’s process for monitoring and evaluationg the Fund’s Subadviser. The Board considered the effectiveness of the Subadviser’s policies in achieving the best execution of portfolio transactions and whether and to what extent “soft dollar” benefits are sought. The Board noted that the Adviser does not conduct trades on behalf of the Fund and reviewed the policies of the Subadviser regarding the allocation of portfolio investment opportunities among the Fund and other clients. Additionally, the Board noted that the Subadviser did not use “traditional soft-dollar” arrangements, where soft-dollar credits are generated based on the level of trades and then used for products or services from third parties.
In addition, the Board considered the legal, compliance and internal risk management programs of the Adviser and the Subadviser. In addition, the Board considered the Adviser’s and the Subadviser’s disaster recovery and business continuity plans, corporate action policies and procedures, cybersecurity programs and procedures and proxy voting policies. The Board concluded that the nature and quality of services provided by the Adviser and the Subadviser were appropriate and supported continuation of the Agreements.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   29

THL Credit Senior Loan Fund
Board Review of Investment Advisory Agreement and Subadvisory Agreement (unaudited) (concluded)June 30, 2017

Performance
The Board considered the Fund’s performance results over the one-year, two-year and three-year periods ending March 31, 2017, and since inception. It also considered these results in comparison to the performance results of other funds in appropriate peer universes and to benchmark indices as provided by Broadridge Financial Solutions, Inc. (“Broadridge”). The Board referenced the performance portion of the Broadridge presentation included in the meeting materials and noted that the Fund had outperformed a majority of its comparable peers for the one, two and three-year periods and underperformed since inception.
Investment Advisory Fee Rates
The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services, as well as the “fee split” between the Adviser and the Subadviser. Additionally, the Board received and considered information comparing the advisory fee rate and the Fund’s total expense ratios with those of other funds in appropriate peer universes. The Board considered that the split represented a reasonable allocation of the responsibilities between the Adviser and the Subadviser.
The Board also considered the fees charged by the Subadviser for other products or accounts that pursue an investment objective and strategies that are similar to those of the Fund. The Board received and considered a profitability analysis of the Adviser and the Subadviser with respect to the Fund. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that the Adviser and Subadviser respectively received with regard to providing these services to the Fund were not excessive. The Board concluded that the advisory fees were appropriate in light of the quality of the services provided.
Economies of Scale
It was noted that, because the Fund is a closed-end fund that is not continually offering shares, any increase in asset levels generally would have to come from material appreciation through investment performance, which had not occurred. It was further noted that the Fund’s investment objective is to provide current income and that much of the Fund’s realized income was distributed to shareholders through monthly dividends. While the Adviser and Fund are realizing minor benefits in the form of reduced expenses as a result of the Adviser’s management of a second registered fund, the Adviser is not realizing material benefits from economies of scale associated with an increase in assets under management.
Other Benefits to the Adviser and Subadviser and Their Affiliates
The Board received and considered information regarding potential collateral benefits to the Adviser and the Subadviser as a result of their respective relationships with the Fund or the Fund’s service providers. It was noted that the Fund had entered into an Investors Support Services Agreement with Four Wood Capital Partners, LLP (“FWCP”), an affiliate of the Adviser, pursuant to which FWCP provides the Fund with certain personnel and services not otherwise provided under the Advisory Agreement, and the Fund pays FWCP for such services.
Conclusion
After deliberation and consideration of the information provided, including weighing all of the above factors, the Board unanimously concluded that the advisory fees were reasonable in light of the services to be provided by the Adviser and the Subadviser to the Fund. Further, the Board unanimously concluded that it would be in the best interests of the Fund and its shareholders to re-approve and continue each of the Agreements for a one-year period ending August 31, 2018. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that each Trustee may have weighed these factors differently in reaching their individual decisions to re-approve the Agreements.
30   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Supplemental Information (unaudited)June 30, 2017

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   31

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2017

Dividend Reinvestment Plan (continued)

in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

32   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (concluded)June 30, 2017

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   33

THL Credit Senior Loan Fund
Additional Information (unaudited) June 30, 2017

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-400-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-400-3927 and on the Commission’s website.
34   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017

Trustees
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP (formerly McGladrey LLP)
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c)of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/tslf.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/tslf or by calling the Fund’s investor servicing agent at 855-400-3927.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2017   35
v

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*                   /s/ Steven A. Baffico

Steven A. Baffico, President

(principal executive officer)

Date 9/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Steven A. Baffico

Steven A. Baffico, President

(principal executive officer)

Date 9/6/2017

By (Signature and Title)*                   /s/ Jennifer Wilson

Jennifer Wilson, Treasurer and Principal Financial Officer

(principal financial officer)

Date 9/6/2017

* Print the name and title of each signing officer under his or her signature.